Exhibit 10.1

H-CYTE, INC.

SECURED CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT

as of April 17, 2020

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TABLE OF CONTENTS

(continued)

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TABLE OF CONTENTS

(continued)

Exhibit A	Form of Note

Exhibit B	Form of Warrant

Exhibit C	Form of Security Agreement

Exhibit D	Form of Subsidiary Guaranty

Exhibit E	Form of IP Security Agreement

Exhibit F	Form of Subordination Agreement

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SECURED CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT

This Secured Convertible Note and Warrant Purchase Agreement (this “Agreement”) is entered into as of April 17, 2020 (the “Effective Date”), by and among H-Cyte, Inc., a Nevada corporation (the “Company”), FWHC Bridge, LLC, a Delaware limited liability company (the “Lead Purchaser”) and any other Purchaser delivering a counterpart signature page to this Agreement.

The parties agree as follows:

1. Purchase and Sale of Convertible Notes and Warrants.

1.1. Sale and Issuance of Convertible Notes and Warrants .

(a) Prior to the Initial Closing (as defined below), the Lead Purchaser advanced funds to the Company in the amount of $1,000,000 (the “Advance”) and the Company executed and delivered to the Lead Purchaser an Amended and Restated Demand Note in the amount of the Advance (the “Advance Note”).

(b) The initial purchase and sale of the Notes contemplated by this Section 1.1(a) (the “Initial Closing”) will take place remotely via the exchange of documents and signatures on the Effective Date. Subject to the terms and conditions of this Agreement, at the Initial Closing, the Lead Purchaser and the other Purchasers party hereto on the Effective Date (the “Initial Purchasers”) will each advance to the Company an amount equal to the “Bridge Funding Commitment” amount set forth opposite such Initial Purchaser’s name on Schedule I to this Agreement and the Company will sell and issue to each Initial Purchaser a secured convertible promissory note, in the form attached as Exhibit A to this Agreement in the original principal amount of such Initial Purchaser’s Bridge Funding Commitment. At the Initial Closing, the Company will also execute and deliver a separate secured convertible promissory note, also in the form attached as Exhibit A to this Agreement, to the Lead Purchaser in an amount equal to the Advance provided by the Lead Purchaser to the Company prior to the Initial Closing, together with any accrued and unpaid interest thereon (the “Converted Advance Note”), which such Converted Advance Note will serve as an amendment of and substitution for the Advance Note. The secured convertible promissory notes issued at the Initial Closing are referred to herein as the “Initial Notes”. At the Initial Closing, the Company will also execute and deliver to each holder of an Initial Note a ten-year warrant to purchase shares of the Company’s Common Stock, each in the form attached as Exhibit B to this Agreement (the “Initial Warrants”). For further clarity, the Lead Purchaser will receive two separate Warrants at the Initial Closing, (i) a Warrant with respect to the Lead Purchaser’s purchase of an Initial Note at the Initial Closing through the funding of its Bridge Funding Commitment and (ii) a Warrant with respect to the issuance of the Converted Advance Note to the Lead Purchaser (the “Converted Advance Warrant”).

(c) Following the Initial Closing, the Company may, subject to the approval of the Lead Purchaser, offer, issue and sell, on the same price, terms and conditions as those contained in this Agreement, at one or more subsequent closings (each, an “Additional Closing”), (i) secured convertible promissory notes, each in the form attached as Exhibit A to this Agreement (the “Additional Notes” and together with the Initial Notes, the “Notes”) to the Lead Purchaser and/or one or more additional investors who is a holder of capital stock of the Company and executes a counterpart signature page to this Agreement (the “Additional Purchasers” and together with the Lead Purchaser, the “Purchasers”) and (ii) ten-year warrants to purchase shares of the Company’s Common Stock each in the form attached as Exhibit B to this Agreement (the “Additional Warrants” and together with the Initial Warrants, the “Warrants”). Upon any Additional Closing, Schedule I to this Agreement shall be updated to reflect any Additional Notes and Additional Warrants purchased at such Additional Closing.

(d) Subject to the terms and conditions of this Agreement, at each Closing, the Company shall deliver to each applicable Purchaser in addition to their Note(s) and Warrant(s): (i) the Security Agreement substantially in the form attached hereto as Exhibit C, duly executed by the Company (the “Security Agreement”), (ii) the Absolute Guaranty of Payment and Performance in the form attached hereto as Exhibit D (the “Subsidiary Guaranty”), duly executed by each Subsidiary of the Company, (iii) the Intellectual Property Security Agreement in the form attached hereto as Exhibit E, duly executed by the Company (the “IP Security Agreement”) and (iv) Subordination Agreements, each substantially in the form attached hereto as Exhibit F, duly executed by each of the holders of outstanding indebtedness of the Company subordinating their indebtedness to the rights of the Purchasers under their Notes (the “Subordination Agreements”). For the avoidance of doubt, the Lead Purchaser shall not be required to deliver a Subordination Agreement with respect to the Hawes Note.

(e) Each purchase of Securities by a Purchaser is a separate transaction from each other purchase of Securities by any other Purchaser. No Purchaser shall have any obligation to purchase any Securities or otherwise provide any additional funding to the Company other than as set forth on Schedule I and in any event on the terms and subject to the conditions in this Agreement. Any and all obligations of the Purchasers under the Transaction Documents are several and not joint and several; no Purchaser shall be liable for the failure of any other Purchaser to purchase any Securities in accordance with this Section 1.1, for any breach of representation or warranty by any other Purchaser, or for any other act or omission by any other Purchaser.

(f) Each Warrant issued pursuant to this Agreement shall entitle the Purchaser holding such Warrant the right to purchase up to one hundred percent (100%) of the aggregate number of shares of Common Stock into which such Purchaser’s Note may ultimately be converted, provided, that as partial consideration for the Advance provided by the Lead Purchaser prior to the Effective Date, the Converted Advance Warrant shall entitle the holder thereof to purchase up to two hundred percent (200%) of the aggregate number of shares of Common Stock into which the Converted Advance Note may ultimately be converted. Any Warrant (other than the Converted Advance Warrant) issued to a Purchaser pursuant this Agreement is subject to immediate forfeiture and termination upon a Purchaser Subscription Default with respect to such Purchaser.

1.2. Use of Proceeds. In accordance with the directions of the Board, the Company will use the proceeds from the sale of the Notes for funding the Company’s payroll and other general corporate purposes and shall not use such proceeds: (a) for the satisfaction of any portion of the Company’s debt, (b) for the redemption of any Common Stock or Common Stock Equivalents, (c) for the settlement of any outstanding litigation, or (d) in violation of FCPA or OFAC regulations.

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1.3. Defined Terms Used in this Agreement. The following terms used in this Agreement have the meanings set forth or referenced below.

“Acquiring Person” has the meaning set forth in Section 4.5 of this Agreement.

“Action” means any action, claim, suit, inquiry, notice of violation, proceeding or investigation before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign), whether commenced or threatened.

“Additional Closing” has the meaning set forth in Section 1.1(c) of this Agreement.

“Additional Notes” has the meaning set forth in Section 1.1(c) of this Agreement.

“Additional Purchaser” and “Additional Purchasers” has the meaning set forth in Section 1.1(b) of this Agreement.

“Additional Warrants” has the meaning set forth in Section 1.1(c) of this Agreement.

“Advance” has the meaning set forth in Section 1.1(a) of this Agreement.

“Advance Note” has the meaning set forth in Section 1.1(a) of this Agreement.

“Affiliate” means, with respect to any specified Person, any other Person who or which, directly or indirectly, Controls, is Controlled by, or is under common Control with such specified Person, including, without limitation, any general partner, officer, director, managing member or manager of such Person or any venture capital fund or family office now or hereafter existing that is Controlled by one or more general partners, managing members or managers of, or shares the same management company with, such Person.

“Agreement” has the meaning set forth in the first paragraph of this Agreement.

“Applicable Law” means any domestic or foreign, federal, state or local statute, law, ordinance, policy, guidance, rule, administrative interpretation, regulation, order, writ, injunction, directive, judgment, decree or other legal requirement, of any governmental authority applicable to the Company or any of its properties, assets, operations, officers, directors, employees, consultants or agents.

“Backstop Commitment” means the commitment under the Equity Commitment Agreement to be entered into immediately prior to the commencement of the Rights Offering among the Company and the Purchasers, pursuant to which the Purchasers (on a pro rata basis based on the relative principal amount of their respective Notes, excluding the Converted Advance Note) will agree to purchase shares of preferred stock in the Company that are not subscribed for by purchasers in the Rights Offering at the offering price, subject to a cap equal to the Aggregate Commitment of the Purchasers (excluding amounts funded under the Converted Advanced Note) as set forth on Schedule I to this Agreement.

“Board” means the Board of Directors of the Company.

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“Bridge Funding Commitment” has the meaning set forth in Section 1.1(b) of this Agreement.

“Business Day” means any day other than a Saturday, Sunday or a day on which banks are required or permitted to be closed in Tampa, Florida.

“Certificate” means the Amended and Restated Articles of Incorporation of the Company, filed with the Secretary of State of Nevada on July 11, 2019, as amended by (a) the Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock of the Company dated as of February 3, 2017, (b) the Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of 5% Series B Preferred Stock of the Company dated as of November 15, 2019, (c) the Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock dated as of October 17, 2018 and (d) the Certificate of Designation of Preferences, Rights and Limitations of Series D Preferred Stock of the Company dated as of November 15, 2019.

“Closing” means the Initial Closing and each Additional Closing (if any).

“Code” means the Internal Revenue Code of 1986, as amended.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means shares of the Company’s common stock, par value $0.001 per share.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, the Notes, the Conversion Shares, the Warrants, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive Common Stock.

“Company” has the meaning set forth in the first paragraph of this Agreement.

“Control” as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

“Conversion Shares” means, collectively, the shares of the Company’s preferred stock issuable upon conversion of the Notes and the shares of Common Stock issuable upon conversion of such shares of preferred stock.

“Converted Advance Note” has the meaning set forth in Section 1.1(b) of this Agreement.

“Converted Advance Warrant” has the meaning set forth in Section 1.1(b) of this Agreement.

“Disqualifying Event” has the meaning set forth in Section 2.21 of this Agreement.

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“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Existing Investment Documents” means, collectively, the Investors’ Rights Agreement, the Right of First Refusal and Co-Sale Agreement, the Voting Agreement, and the Certificate.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Financial Statements” has the meaning set forth in Section 2.6 of this Agreement.

“Hawes Note” has the meaning set forth in Section 4.16 of this Agreement.

“Indebtedness” means, with respect to any Person, without duplication, such Person’s (a) obligations for borrowed money, (b) obligations representing the deferred purchase price of property or services (other than accounts payable arising in the ordinary course of such Person’s business payable on terms customary in the trade and not outstanding more than 90 days past the date of invoice), (c) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person (but the amount of such Indebtedness shall not exceed the lesser of such Indebtedness or the value of the property subject to such Lien), (d) obligations which are evidenced by notes, acceptances, or other debt instruments, (e) obligations of such Person to purchase securities or other property arising out of or in connection with the sale of the same or substantially similar securities or property, (f) obligations under capitalized leases and obligations created or arising under any conditional sale or other title retention agreement, (g) contingent obligations, (h) obligations under or relating to hedging or swap instruments, (i) off-balance sheet liabilities, (j) obligations under sale and leaseback transactions, and (k) the aggregate undrawn face amount of all letters of credit issued for the account and/or upon the application of such Person together with all unreimbursed drawings with respect thereto.

“Initial Closing” has the meaning set forth in Section 1.1(b) of this Agreement.

“Initial Notes” has the meaning set forth in Section 1.1(b) of this Agreement.

“Initial Purchasers” has the meaning set forth in Section 1.1(b) of this Agreement.

“Initial Warrants” has the meaning set forth in Section 1.1(b) of this Agreement.

“Investors’ Rights Agreement” means the Investors’ Rights Agreement, dated as of November 15, 2019, among the Company and certain stockholders of the Company, as it may be amended and/or restated.

“IP Security Agreement” has the meaning set forth in Section 1.1(b) of this Agreement.

“Lead Purchaser” has the meaning set forth in the first paragraph of this Agreement.

“Lien” means a lien, charge, pledge, security interest, hypothecation, mortgage, encumbrance, right of first refusal, preemptive right or other restriction.

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“Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operations of the Company and its Subsidiaries.

“Money Laundering Laws” has the meaning set forth in Section 2.26 of this Agreement.

“Notes” has the meaning set forth in Section 1.1(c) of this Agreement.

“OFAC” has the meaning set forth in Section 2.25 of this Agreement.

“Organizational Change” has the meaning set forth in Section 4.11 of this Agreement.

“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

“Price Protected Securities” has the meaning set forth in Section 2.7 of this Agreement.

“Purchaser” and “Purchasers” has the meaning set forth in Section 1.1(b) of this Agreement.

“Purchaser Party” has the meaning set forth in Section 4.7 of this Agreement.

“Purchaser Subscription Default” has the meaning set forth in Section 4.15(c) of this Agreement.

“Qualified Financing” shall mean a Rights Offering conducted by the Company with aggregate gross cash proceeds to the Company of not less than $3,600,000 (or such lesser amount approved in writing by the Lead Purchaser), which shall be calculated exclusive of (a) any amounts converted under the Notes or any other convertible notes or other monetary obligations which are converted in connection with such Qualified Financing or (b) any amounts received by the Company in connection with the Backstop Commitment at the closing, if any, of the Backstop Commitment.

“Qualified Financing Closing” means (a) the date of the closing of the Rights Offering, assuming all shares of the Company’s preferred stock offered for subscription through the Rights Offering are subscribed in full and (b) the date of the closing of the Backstop Commitment, assuming not all shares of the Company’s preferred stock offered for subscription through the Rights Offering are subscribed in full.

“Qualified Financing Commitment” has the meaning set forth in Section 4.15(a) of this Agreement.

“Required Filings and Approvals” means collectively, (a) the filings required pursuant to Section 4.4, (b) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Notes and the listing of the Conversion Shares for trading thereon in the time and manner required thereby and (c) the filing of a Form D with the Commission and such filings as are required to be made under applicable state securities laws.

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“Required Minimum” means, as of any date (updated on a monthly basis), the maximum aggregate number of shares of Common Stock then issuable pursuant to the Transaction Documents (including any Warrant Shares or Common Stock issuable upon conversion of Conversion Shares), multiplied by 1.0.

“Right of First Refusal and Co-Sale Agreement” means the Right of First Refusal and Co-Sale Agreement, dated as of November 15, 2019, among the Company and certain stockholders of the Company, as it may be amended and/or restated.

“Rights Offering” means a subscription rights offering to be conducted by Company following the Effective Date with the principal purpose of raising capital in which the existing holders of Common Stock of the Company are offered the right on a pro rata basis to subscribe for shares of the Company’s newly authorized series of preferred stock, subject to the restrictions set forth in Section 4.17 of this Agreement.

“SEC Reports” has the meaning set forth in Section 2.10 of this Agreement.

“Securities” means the Notes, the Warrants, the Conversion Shares and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Security Agreement” has the meaning set forth in Section 1.1(b) of this Agreement.

“Series D Preferred Stock” means the Series D Preferred Stock of the Company, par value $0.001 per share.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subordination Agreement” has the meaning set forth in Section 1.1(b) of this Agreement.

“Subsidiary” means any direct or indirect corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which (a) more than 30% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity, or (b) is under the actual control of the Company.

“Subsidiary Guaranty” has the meaning set forth in Section 1.1(b) of this Agreement.

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“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American LLC, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board, the OTCQX or OTCQB as maintained by OTC Markets, Inc.

“Transaction Documents” means this Agreement, the Security Agreement, the Subsidiary Guaranty, the IP Security Agreement, the Subordination Agreements, the Notes and the Warrants.

“Voting Agreement” means the Amended and Restated Voting Agreement, dated as of November 15, 2019, among the Company and certain stockholders of the Company, as it may be further amended and/or restated.

“Warrant Shares” means the shares of Common Stock issued and issuable upon exercise of the Warrants in accordance with the terms of the Transaction Documents.

“Warrants” has the meaning set forth in Section 1.1(c) of this Agreement.

2. Representations and Warranties of the Company . The Company represents and warrants to each Purchaser that the following representations and warranties are true and complete as of the applicable Closing at which such Purchaser is acquiring Notes hereunder. For purposes of these representations and warranties (other than those in Sections 2.1, 2.2, 2.3, and 2.4), the term “Company” shall include any Subsidiaries of the Company, unless otherwise noted in this Agreement.

2.1. Organization, Good Standing, Corporate Power and Qualification. The Company is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

2.2. Subsidiaries. Except as set forth on Schedule 2.2, the Company does not currently own or Control, nor has it ever owned or Controlled, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, limited liability company, association, or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

2.3. Authorization. All corporate action required to be taken by the Board and the Company’s stockholders in order to authorize the Company to enter into the Transaction Documents, and to issue the Notes at the Closing, has been taken or will be taken prior to the Closing. All action on the part of the officers of the Company necessary for the execution and delivery of the Transaction Documents, the performance of all obligations of the Company under the Transaction Documents to be performed as of the Closing, and the issuance and delivery of the Securities to be issued at the Closing has been taken or will be taken prior to the Closing other than in connection with the Required Filings and Approvals. The Transaction Documents, when executed and delivered by the Company, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

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2.4. Valid Issuance. Assuming the accuracy of the representations of the Purchasers in Section 3 and subject to the filings described in Section 2.5(a)(ii), the Securities will be issued in compliance with all applicable federal and state securities laws. Subject to (i) Board approval of, and the filing of an amendment to, amendment and restatement of, or certificate of designation with respect to, the Certificate in order to establish the series of preferred stock issuable upon conversion of the Notes, which have been obtained or will be obtained in a timely manner and (ii) the valid election to convert the Note into Conversion Shares in accordance with the terms of the Note, the Conversion Shares will be validly issued, fully paid, and nonassessable, and free of restrictions on transfer other than restrictions on transfer under the Transaction Documents and the Existing Investment Documents, applicable federal and state securities laws, and Liens created by or imposed by the Purchasers. Based in part on the representations of the Purchasers in Section 3, and subject to Section 2.5, the Conversion Shares issuable on conversion of the Notes will be issued in compliance with all applicable federal and state securities laws.

2.5. Governmental Consents and Filings; Compliance with Law and Other Instruments.

(a) Assuming the accuracy of the representations made by the Purchasers in Section 3, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by the Transaction Documents, except for (i) Board and stockholder approval of, and the filing of an amendment to, amendment and restatement of, or certificate of designation with respect to, the Certificate in order to establish the series of any preferred stock issuable upon conversion of the Notes, which have been obtained or will be obtained in a timely manner, and (ii) filings pursuant to Regulation D of the Securities Act, and applicable state securities laws, which have been made or will be made in a timely manner.

(b) The transactions contemplated by this Agreement and the other Transaction Documents will not require any authorization, consent, approval, or waiver from, or notice to, any third person, except such as will have been validly completed or obtained prior to the Closing other than the Required Filings and Approvals. The execution, delivery and performance of the Transaction Documents and the consummation of the transactions contemplated by the Transaction Documents will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either (i) a default under any such provision, instrument, judgment, order, writ, decree, contract or agreement or (ii) an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, forfeiture, or non-renewal of any material permit or license applicable to the Company.

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2.6. Financial Condition. The Company has delivered to each Purchaser its unaudited financial statements (including balance sheet, income statement and statement of cash flows) for the fiscal year ended December 31, 2019 and for the 3-month period ended March 31, 2020 (collectively, the “Financial Statements”). The Financial Statements fairly present in all material respects the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustment (none of which would be material). Except as set forth in Schedule 2.6 hereto, since December 31, 2019, the Company has not suffered any Material Adverse Effect and no event has occurred, and no circumstance exists, that could reasonably be expected to result in a Material Adverse Effect. The Company has no liabilities, obligations or commitments of any nature whatsoever, asserted or unasserted, known or unknown, absolute or contingent, accrued or unaccrued, matured or unmatured or otherwise except those which are adequately reflected or reserved against in the most recent financial statements other than (i) those which are adequately reflected or reserved against in the most recent Financial Statements, (ii) liabilities incurred in the ordinary course of business subsequent to March 31, 2020; (iii) obligations under contracts and commitments incurred in the ordinary course of business (other than as a result of a breach or default of the Company thereunder); and (iv) liabilities and obligations of a type or nature not required under the U.S. generally accepted accounting principles to be reflected in the Financial Statements, which, in all such cases, individually and in the aggregate would not have a Material Adverse Effect.

2.7. Price Protection Termination. Schedule 2.7 sets forth the holders of all Common Stock or Common Stock Equivalents (including without limitation, any option, warrant, convertible note or other instrument issued by the Company that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive Common Stock) for which the terms of such securities provide for anti-dilution (whether weighted, full ratchet or otherwise) or other similar exercise price or conversion price protection (“Price Protected Securities”). Notwithstanding the foregoing, Price Protected Securities does not include any shares of Series D Preferred Stock. The Company has delivered to the Lead Purchaser instruments duly executed by each such holder of any Price Protected Securities terminating any anti-dilution or other price protection features set forth in all Price Protected Securities held by such holder. Other than with respect to the Series D Preferred Stock, there are no shares of Common Stock or Common Stock Equivalents outstanding, or any outstanding option, warrant, convertible note or other instrument issued by the Company that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive Common Stock that contain any anti-dilution or other price protection features which was not terminated prior to the Initial Closing.

2.8. Indebtedness. Schedule 2.8 lists (a) all Indebtedness of the Company and its Subsidiaries (other than Indebtedness under the Notes) as of the Closing (along with the amounts outstanding thereunder), (b) the Liens that relate to such Indebtedness and that encumber the assets of the Company and its Subsidiaries, (c) the name of each lender thereof, and (d) the amount of any unfunded commitments, if any, available to the Company and its Subsidiaries in connection with any such Indebtedness facilities.

2.9. Title to Assets. The Company has good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company, in each case free and clear of all Liens except for (a) Liens arising under, or permitted pursuant to, the Security Agreement, as the same may be amended and/or restated from time to time, (b) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and (c) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved and the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases with which the Company is in compliance.

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2.10. SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents, required to be filed by the Company under Section 13 or 15(d) of the Exchange Act for the two years preceding the Effective Date (the foregoing materials, in addition to all schedules, forms, statements and other documents filed with the Securities and Exchange Commission for the two years preceding the Effective Date, including any amendments thereto, the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act.

2.11. Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. No Purchaser shall have any obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 2.11 that may be due in connection with the transactions contemplated by the Transaction Documents.

2.12. Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

2.13. Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

2.14. Listing and Maintenance Requirements. Except as disclosed in the SEC Reports, the Company has not, in the 12 months preceding the Effective Date, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is required to and has made current filings under Section 13 or 15(d) of the Exchange Act. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

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2.15. No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3, neither the Company, nor, to the Company’s knowledge, any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act which would require the registration of any such securities under the Securities Act.

2.16. Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company (a) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (b) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, and (c) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

2.17. No General Solicitation. Neither the Company nor, to the Company’s knowledge, any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

2.18. Foreign Corrupt Practices. None of the Company or, the knowledge of the Company, any agent or other person acting on behalf of the Company has: (a) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (b) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (c) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (d) violated in any material respect any provision of FCPA. The Company further represents that it has maintained, and has caused each of its Subsidiaries and affiliates to maintain, systems of internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems) and written policies to ensure compliance with the FCPA or any other applicable anti-bribery or anti-corruption law, and to ensure that all books and records of the Company accurately and fairly reflect, in reasonable detail, all transactions and dispositions of funds and assets. Neither the Company nor any of its officers, directors or employees are the subject of any allegation, voluntary disclosure, investigation, prosecution or other enforcement action related to the FCPA or any other anti-corruption law.

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2.19. No Disagreements with Accountants and Lawyers; Outstanding SEC Comments. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is or, immediately after the Initial Closing, will be current with respect to any fees owed to its accountants which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents. There are no unresolved comments or inquiries received by the Company or its Affiliates from the Commission which remain unresolved as of the Effective Date.

2.20. Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

2.21. Disqualification. No executive officer, member of the Board of Directors of the Company or, to the knowledge of the Company, any shareholder of the Company beneficially owning more than 10% of the Company’s securities is currently subject to a Disqualifying Event. For purposes of this Agreement, “Disqualifying Event” means any conviction, order, judgment, decree, suspension, expulsion, event or other matter set out in Rule 506(d)(1)(i) through 506(d)(1)(viii) of Regulation D that is currently in effect or which occurred within the periods set out in Rule 506(d)(1)(i) through (viii).

2.22. Acknowledgment Regarding Each Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding, it is understood and acknowledged by the Company that: (a) none of the Purchasers has been asked by the Company to agree, nor has any such Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (b) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities, (c) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock and (d) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (i) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Securities are being determined, and (ii) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

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2.23. Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (a) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (b) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (c) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (b) and (c), compensation paid to the Company’s placement agent, if any, in connection with the placement of the Securities.

2.24. Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company is engaged, including, but not limited to, directors and officers insurance coverage in amounts customary in the businesses in which the Company and the Subsidiaries are engaged. The Company does not have any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

2.25. Office of Foreign Assets Control. None of the Company or, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

2.26. Money Laundering. The operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

2.27. Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s articles of incorporation (or similar charter documents), any certificates of designation adopted by the Company pursuant to its articles of incorporation or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of Securities and the Purchasers’ ownership of the Securities.

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2.28. Promotional Stock Activities. Neither the Company, nor any of its officers, directors, affiliates or agents, have engaged in any stock promotional activity that could give rise to a complaint or inquiry by the Commission alleging (a) a violation of the anti-fraud provisions of the U.S. federal securities laws, (b) violations of the anti-touting provisions of the U.S. federal securities laws, (c) improper “gun-jumping” under applicable law, or (d) improper promotion of the Company or its securities without adequate disclosure of compensation information.

2.29. Disclosure. No representation or warranty of the Company contained in this Agreement, as qualified by the Schedules attached hereto, and no certificate furnished or to be furnished to Purchasers at the Closing contains any untrue statement of a material fact or, omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. All disclosures furnished in writing by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby, are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the Effective Date taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.

3. Representations and Warranties of the Purchasers. Each Purchaser, severally and not jointly, represents and warrants to the Company (with respect to itself only and not any other Purchaser), as of the Closing, that:

3.1. Authorization. The Purchaser has full power and authority to enter into the Transaction Documents. The Transaction Documents to which such Purchaser is a party, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (b) to the extent the indemnification provisions contained in the Existing Investment Documents may be limited by applicable federal or state securities laws.

3.2. Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Securities. The Purchaser has not been formed for the specific purpose of acquiring the Securities.

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3.3. Restricted Securities. The Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed in this Agreement. The Purchaser understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale except as set forth in the Investors’ Rights Agreement. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser’s Control, and which the Company is under no obligation and may not be able to satisfy.

3.4. No Public Market. The Purchaser understands that no public market now exists for the Securities, and that the Company has made no assurances that a public market will ever exist for the Securities.

3.5. Legends. The Purchaser understands that the Conversion Shares issued in respect of or exchange for the Notes, may bear one or all of the following legends (or a substantially similar legend):

(a) “THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(b) Any legend set forth in, or required by, the other Transaction Documents and the Existing Investment Documents.

(c) Any legend required by the securities laws of any state to the extent such laws are applicable to the securities represented by the certificate so legended.

3.6. Accredited Investor. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

3.7. U.S. Investors. The Purchaser is a United States person (as defined by Section 7701(a)(30) of the Code).

3.8. No General Solicitation. Neither the Purchaser nor any of its officers, managers, directors, employees, agents, members, stockholders or partners has either, directly or indirectly, including through a broker or finder (a) engaged in any general solicitation, or (b) published any advertisement, in connection with the offer and sale of the Securities.

3.9. Residence. The office of the Purchaser in which its principal place of business is located is set forth on Schedule I.

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3.10. Exculpation Among Purchasers. Each Purchaser acknowledges that it is not relying upon any Person, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser or the respective Controlling Persons, officers, directors, managers, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities. Each Purchaser, on its own behalf and on behalf of its Controlling Persons, officers, directors, managers, partners, agents, or employees, hereby irrevocably covenants and agrees not to directly or indirectly assert any claims, actions or causes of action whatsoever, in law or in equity and agrees not to commence, institute or cause to be commenced or instituted, any proceeding of any kind against any other Purchaser or such Purchaser’s Controlling Persons, officers, directors, managers, partners, agents, or employees, in connection with the purchase of the Securities hereunder.

4. Other Agreements of the Parties.

4.1. Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Conversion Shares and Warrant Shares pursuant to the Transaction Documents, are, except as otherwise set forth in the Transaction Documents, unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.2. Furnishing of Information. The Company represents and warrants to the Purchasers that the Company files reports with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. Until such time that no Purchaser owns Securities, the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the Effective Date pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

4.3. Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities to the Purchasers in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers.

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4.4. Securities Laws Disclosure; Publicity. The Company shall (a) by 9:00 a.m. (New York City time) on the Trading Day immediately following the Effective Date, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a Current Report on Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act. From and after the issuance of such press release, the Company represents to the Purchasers that it shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and any of the Purchasers or any of their Affiliates on the other hand, shall terminate. The Company and the Lead Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of the Lead Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except: (i) as required by federal securities law in connection with the filing of final Transaction Documents with the Commission and (ii) to the extent such disclosure is required by law or Trading Market regulations, provided, however, that in each such case the, Company shall provide the Purchasers with prior notice of such disclosure.

4.5. Shareholder Rights Plan. The Company will not make or enforce any claim or, provide its consent to, any claim by any other Person, that any Purchaser or group of Purchasers is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect, or that any Purchaser or group of Purchasers could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or any other agreement between the Company and the Purchasers.

4.6. Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 4.4, the Company covenants and agrees that neither it, nor any other Person acting on its behalf has provided or will provide any Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company delivers any material, non-public information to a Purchaser without such Purchaser’s consent, the Company hereby covenants and agrees that such Purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade on the basis of, such material, non-public information, provided that the Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

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4.7. Indemnification of Purchasers. Subject to the provisions of this Section 4.7, the Company will indemnify and hold each Purchaser and such Purchaser’s directors, officers, shareholders, members, managers, managing members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, managers, managing members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser Party may have with any such stockholder or any violations by such Purchaser Party of state or federal securities laws or any conduct by such Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance) or (c) any untrue statement or alleged untrue statement of a material fact contained in any registration statement registering the sale or resale of the Securities, or related prospectus or prospectus supplement, or any information incorporated by reference therein, or arising out of or based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume, pursue and maintain the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to engage separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the engagement of such separate counsel thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume, pursue and maintain such defense and to engage counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel for such Purchaser Party. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 4.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

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4.8. Reservation and Listing of Securities.

(a) From and after the Initial Closing, the Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may then be required to fulfill its obligations in full under the Transaction Documents (including Common Stock issuable upon conversion of Conversion Shares).

(b) If, on any date after the Initial Closing, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than the Required Minimum on such date, then the Board of Directors shall use commercially reasonable efforts to amend the Company’s certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time, as soon as possible and in any event not later than the 90th calendar day after such date.

(c) The Company shall, if applicable but only after the Initial Closing: (i) in the time and manner required by the principal Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on such Trading Market as soon as possible thereafter, (iii) provide to each Purchaser evidence of such listing, and (iv) maintain the listing of such Common Stock on any date at least equal to the Required Minimum on such date on such Trading Market or another Trading Market.

4.9. Form D; Blue Sky Filings. The Company shall timely file a Form D with respect to the Securities and shall provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to each applicable Purchaser at each Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

4.10. Transfer Agent. The Company covenants and agrees that it will at all times while the Securities remain outstanding maintain a duly qualified independent transfer agent.

4.11. Corporate Existence. So long as the Securities remain outstanding, the Company shall not directly or indirectly consummate any merger, reorganization, restructuring, consolidation, sale of all or substantially all of the Company’s assets or any similar transaction or related transactions, (each such transaction, an “Organizational Change”) unless the Company provides the Purchasers with three (3) Trading Days written notice of such Organizational Change.

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4.12. Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

4.13. Conversion and Exercise Procedures. The form of Notice of Exercise in the Warrants sets forth the totality of the procedures required of the Purchasers in order to exercise the Warrants. Without limiting the preceding sentences, no ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required in order to exercise the Warrants. No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Warrants. The Company shall honor exercises of the Warrants and shall deliver underlying shares of Common Stock in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.14. Certain Tax Matters. After consideration of all relevant factors, the Company and the Purchaser acknowledge and agree that the fair market value on the Effective Date of each Warrant is equal to five percent (5%) of the principal amount of the corresponding Note issued to the respective Purchaser. The parties will not take any position inconsistent with the forgoing, and the Company will file tax and information returns with the Internal Revenue Service and all other relevant tax authorities based on such determination.

4.15. Purchaser Commitment to Qualified Financing.

(a) Each Purchaser acknowledges, covenants, affirms and agrees that in purchasing their Note(s) and Warrant(s), such Purchaser is committing to participating as an investor in the Company’s next Qualified Financing (as such term is defined in the Notes) by committing to purchase shares of preferred stock in the Company at the Qualified Financing Closing via the Backstop Commitment in cash at an aggregate purchase price no less than such Purchaser’s Bridge Funding Commitment (subject to pro rata reduction if the Backstop Commitment is not exercised in full), as more particularly set forth on “Qualified Financing Commitment” amount set forth opposite such Purchaser’s name on Schedule I to this Agreement. For the sake of example, if a Purchaser were to purchase a Note under this Agreement in the original principal amount of $100,000, such Purchaser’s Qualified Financing Commitment would also be equal to $100,000 and at the Qualified Financing Closing, such Purchaser will invest an additional $100,000 towards the purchase of shares of preferred stock in the Company upon the exercise of the Backstop Commitment for a total aggregate investment of $200,000 (subject to pro rata reduction if the Backstop Commitment is not exercised in full). Each Purchaser (other than the Lead Purchaser) further acknowledges and agrees that such Purchaser may only participate in the Qualified Financing through the Backstop Commitment and may not separately acquire shares of preferred stock in the Company through subscriptions in the Rights Offering or through any other means without the prior consent of the Lead Purchaser.

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(b) Each Purchaser further, on its own behalf and on behalf of its Controlling Persons, officers, directors, managers, partners, agents, or employees, hereby irrevocably covenants and agrees not to directly or indirectly assert any claims, actions or causes of action whatsoever, in law or in equity and agrees not to commence, institute or cause to be commenced or instituted, any proceeding of any kind against the Company, any other Purchaser, or any of their respective Controlling Persons, officers, directors, managers, partners, agents, or employees, in such Purchaser’s capacity as a holder of capital stock in the Company with respect to the terms and conditions of the Qualified Financing, including any limitations that are placed on such Purchaser’s ability to participate in any Rights Offering conducted by the Company in connection with a Qualified Financing.

(c) Each Purchaser acknowledges that such Purchaser’s breach or failure to comply with the covenants set forth in this Section 4.15 (a “Purchaser Subscription Default”) will result in the automatic termination and forfeiture of the Warrants issued to such Purchaser under this Agreement and in the conversion of such Purchaser’s Note into shares of Common Stock of the Company in lieu of Conversion Shares at the Qualified Financing Closing (as more particularly set forth in Section 8(a) of such Note). For the avoidance of doubt, the Advance will not be taken into account for purposes of calculating the Lead Purchaser’s Qualified Financing Commitment hereunder and a Purchaser Subscription Default on the part of the Lead Purchaser will not result in the termination or forfeiture of the Converted Advance Warrant.

4.16. Hawes Note. The Company is the borrower under that certain 12% Senior Secured Convertible Note due September 30, 2020 in the original principal amount of $424,615 and originally payable to George Hawes (the “Hawes Note”). The Company and the Purchasers acknowledge that on March 27, 2020, the Lead Purchaser purchased the Hawes Note from George Hawes, along with all other right, title and interest of George Hawes in and to any other documents or instruments delivered pursuant to the Hawes Note (including without limitation, the Security Agreement referenced therein) and the Lead Purchaser is the current holder of the Hawes Note. Each Purchaser (other than the Lead Purchaser) further acknowledges and confirms that (a) such Purchaser has no right, title or interest in, or any participation rights with respect to, the Hawes Note, or its acquisition by the Lead Purchaser and (b) the Lead Purchaser shall be permitted to enforce its rights with respect to the Hawes Note (and any collateral secured the Hawes Note) in such manner as it deems appropriate in its sole and absolute discretion and without regard to its status as a Purchaser hereunder or as the Agent for the Purchasers.

4.17. Rights Offering Restrictions. The Company agrees that neither it, nor any other Person acting on its behalf, shall consummate a Rights Offering in which shares of the Company’s preferred stock are offered for sale at a price per share less than $0.01279 (subject to adjustment for stock dividends, splits, combinations and similar events) without first seeking the prior written consent of the Lead Purchaser, which may be withheld in its sole and absolute discretion.

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5. Conditions to the Purchasers’ Obligations at each Closing. The obligations of each Purchaser to purchase the Notes at their applicable Closing are subject to the fulfillment, on or before such Closing, of each of the following conditions, unless otherwise waived by such Purchaser:

5.1. Representations and Warranties True and Correct. The representations and warranties of the Company set forth in Section 2 shall be true and correct on and as of the date of such Closing.

5.2. Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Notes at the Closing shall be obtained and effective as of such Closing.

5.3. Exemption from Registration Requirements. The Notes to be issued at the applicable Closing shall be exempt from registration requirements under the Securities Act and any applicable state securities laws.

5.4. Consents. The Company shall have obtained and furnished to each Purchaser a copy of all consents and waivers required in connection with the consummation of the transactions related to the purchase of the Notes at the applicable Closing.

5.5. No Material Adverse Effect. The Company has not experienced a Material Adverse Effect as of the date of such Closing.

6. Conditions to the Company’s Obligations at Each Closing. The obligations of the Company to sell Notes to the Purchasers at the applicable Closing are subject to the fulfillment, on or before such Closing, of each of the following conditions, unless otherwise waived by the Company:

6.1. Representations and Warranties. The representations and warranties of each Purchaser contained in Section 3 that is purchasing a Note at such Closing shall be true and correct in all respects as of such Closing.

6.2. Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Notes pursuant to this Agreement shall be obtained and effective as of the applicable Closing.

7. Agent.

7.1. Appointment of Agent. Each Purchaser hereby constitutes and appoints the Lead Purchaser as their representative (the “Agent”) and their true and lawful agents and attorney-in-fact, with full power and authority in each of their names and to act on behalf of each of them in the absolute discretion of the Agent (i) with respect to the provisions of this Agreement and the other Transaction Documents, and (ii) exercising all of the rights and remedies of the Purchasers under this Agreement and the other Transaction Documents following an “Event of Default” under the Notes, an “Event of Default” under the Security Agreement or any other default under any of the Transaction Documents. This appointment and grant of power and authority is coupled with an interest and is in consideration of the mutual covenants made in this Agreement and is irrevocable and shall not be terminated by any act of the Purchasers (other than the resignation of the Agent) or by operation of law. Each Purchaser consents to the taking of any and all actions and the making of any decisions required or permitted to be taken or made by the Agent pursuant to this Section 7.1. The Lead Purchaser may resign as Agent at any time by written notice to the Company and the other Purchasers. Upon any such resignation, the Lead Purchaser shall use reasonable efforts to identify and appoint another Person to replace it as Agent hereunder. If it is unable or otherwise does not appoint another Person to act as Agent, then the holders of a majority in principal amount outstanding under the Notes shall fulfill the role of the Agent.

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7.2. Delegation of Duties. The Agent may execute its rights or authority under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such rights and authority. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by the Agent with reasonable care.

7.3. Exculpatory Provisions. Neither the Agent nor any of its officers, directors, managers, employees, agents, partners, limited partners, members, managers, officers, attorneys-in-fact, representatives, subsidiaries or affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person in good faith under or in connection with this Agreement or the other Transaction Documents, or (b) responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by the Company or for any failure of the Company to perform its obligations under this Agreement or the other Transaction Documents. The Agent shall not be under any obligation to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or the other Transaction Documents, or to inspect the books, records or properties of the Company.

7.4. Reliance by the Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, facsimile, electronic mail, statement, order or other document, communication or correspondence believed by it to be genuine and correct and to have been signed, sent or made by officers of the Company, public officials, other appropriate persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement and the other Transaction Documents unless they shall first receive (but they are not required to obtain unless expressly stated elsewhere in this agreement) such advice or concurrence of the Purchasers as they deem appropriate.

7.5. Non-Reliance on Agent. Each Purchaser expressly acknowledges and agrees that neither Agent nor any of its respective officers, directors, managers, employees, agents, partners, limited partners, members, managers, attorneys-in-fact, representatives, subsidiaries or affiliates has made any representations or warranties to it and that no act by either Agent hereunder taken, including any review of the affairs of the Company, shall be deemed to constitute any representation or warranty by Agent to any other Purchaser. Each Purchaser further waives the fiduciary duty, if any, of the Agent with respect to its duties hereunder.

7.6. Indemnification. Each of the Purchasers shall, on a proportionate basis in accordance with its or his ownership interest in the Notes, indemnify and hold the Agent harmless from and against any and all losses, damages, expenses, liabilities, obligations, penalties, actions, judgments, suits or disbursements (including reasonable counsel fees and expenses) which may be imposed on, incurred or sustained by, or asserted against the Agent at any time in any way relating to or arising out of any action or omission by the Agent in such capacity, except for those resulting from the Agent’s bad faith.

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7.7. Agent in its Individual Capacity. The Agent and its affiliates may make loans to and investments in and generally engage in any kind of business with the Company as though they were not the Agent hereunder. With respect to its investments and any indebtedness issued to it, the Agent shall have the same rights and powers under this Agreement and the other Transaction Documents as any other Purchaser and may exercise the same to its own benefit, regardless of the impact on or to other Purchasers, as though it were not Agent. The term “Purchaser” includes the Agent in its own capacity.

7.8. No Action by Other Purchasers. No Purchaser other than the Agent shall pursue any remedies in respect of an “Event of Default” under the Notes, an “Event of Default” under the Security Agreement or any other default under any of the Transaction Documents, it being the intent of the Purchasers that any an action to enforce rights of the Purchasers under any of the Transaction Documents be brought by the Agent as the representative of all Purchasers in a single action.

8. Miscellaneous.

8.1. Survival of Warranties. Unless otherwise set forth in this Agreement, the representations and warranties of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closings, and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of the parties hereto.

8.2. Communications. Any public announcement or other disclosure to a third party regarding this Agreement or the investment by any party hereto shall be subject to the prior written approval of each of the other parties to this Agreement, except as required by Applicable Law, and except for disclosure by Lead Purchaser to its accountants, attorneys, and other advisors, or customary disclosures by Lead Purchaser to its investors. Without limiting the foregoing, the Company shall not, without the prior written approval of any Purchaser, (a) use in a press release, advertising, publicity, or otherwise, the name of such Purchaser or any of its Affiliates or any trade name, trademark, trade device or simulation thereof owned by such Purchaser or its Affiliates, (b) disclose the fact or nature of this investment by such Purchaser, or (c) represent, directly or indirectly, that any product of service provided by the Company has been endorsed by such Purchaser or its Affiliates.

8.3. Transfer; Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties to this Agreement or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

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8.4. Governing Law. This Agreement and any controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to its principles of conflicts of laws.

8.5. Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of the State of Florida located in the County of Hillsborough and to the jurisdiction of the United States District Courts for such county for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in such courts, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

8.6. Counterparts; Electronic Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature

8.7. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.8. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by facsimile if sent during normal business hours of the recipient, and if not, then on the recipient’s next Business Day, (c) seven (7) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) Business Day after deposit (with full payment) with a nationally recognized overnight courier prior to such courier’s deadline for next Business Day delivery, specifying next Business Day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address(es) as set forth (x) for the Company, on the signature page, and (y) for the Purchasers, on Schedule I, or to such facsimile number or address as subsequently modified by written notice given in accordance with this Section 8.8.

8.9. No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

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8.10. Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, provided that the Company shall pay all reasonable out-of-pocket legal, due diligence and administrative fees and expenses of counsel to the Lead Purchaser, with respect to the Transaction Documents and the transactions contemplated thereby, regardless of whether such transactions are consummated. The Purchasers will not be liable for any legal, due diligence, and administrative costs incurred by the Company regardless of the amount of those costs.

8.11. Attorneys’ Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Transaction Documents, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

8.12. Amendments and Waivers. Any term of this Agreement or the other Transaction Documents may be amended, terminated or waived only with the written consent of the Company and the Lead Purchaser; provided that Schedule I may be updated by the Company in accordance with Section 1 without any consent of the Purchasers. Any amendment or waiver effected in accordance with this Section 8.12 shall be binding upon all of the Purchasers and each transferee of the Notes (or the Conversion Shares issuable upon conversion or exercise thereof), each future holder of all such securities, and the Company. Any time any provision of this Agreement allows for, contemplates or requires the consent of the Purchasers, such consent shall be deemed given if Purchasers (or their assigns) holding at least a majority of the then aggregate principal amount of the Notes provide their consent.

8.13. Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

8.14. No Waiver; Remedies Cumulative. No delay or omission on the part of any party in exercising any right, power or privilege under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right, power or privilege hereunder or thereunder preclude other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement are cumulative and are in addition to all rights or remedies that the Purchasers or the Company otherwise may have in law or in equity or by statute or otherwise. Without limiting the generality of the foregoing, nothing in this Agreement will be deemed to preclude or be in lieu of any right or remedy that the Purchaser or the Company may have in law or in equity or by statute or otherwise against, in the case of the Purchaser, the Company, or any other person based upon any fraud, and, in the case of the Company, the Purchaser or any other person based on fraud.

8.15. Entire Agreement. This Agreement (including the Exhibits) and the other Transaction Documents constitute the full and entire understanding and agreement between the parties with respect to the subject matter of this Agreement, and any other written or oral agreements relating to the subject matter of this Agreement existing between the parties.

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8.16. Legal Counsel. Each party to this Agreement acknowledges that Hill, Ward & Henderson, P.A. (the “Firm”) (a) has previously served as counsel to an Affiliate of the Lead Purchaser in connection with a prior investment in the Company, and (b) has in the past performed and may continue to perform legal services for the Lead Purchaser and its Affiliates in other matters unrelated to the transactions described in this Agreement, including the representation of the Lead Purchaser and one or more of its Affiliates in venture capital financings and other matters. Accordingly, each party to this Agreement hereby (i) acknowledges that they have had an opportunity to ask for information relevant to this disclosure; and (ii) gives its informed consent to the Firm’s representation of the Lead Purchaser in connection with this Agreement and the transactions contemplated hereby as well as such other unrelated matters. Each Purchaser acknowledges that it has reviewed this Agreement and the related Transaction Documents and has had the opportunity to engage separate counsel to review this Agreement the related Transaction Documents on such Purchaser’s behalf.

8.17. Acknowledgement. For avoidance of doubt, it is acknowledged that each Purchaser will be entitled to the benefit of all adjustments in the number of shares of the Company’s capital stock as a result of any splits, reorganizations, combinations, or other similar transactions affecting the Company’s capital stock underlying the Conversion Shares that occur prior to the conversion of the Notes.

(Signature Pages Follow)

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H-CYTE, INC.

SECURED CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT

COMPANY’S SIGNATURE PAGE

The undersigned has executed this Secured Convertible Note and Warrant Purchase Agreement as of the date first written above.

H-CYTE, INC.,
a Nevada corporation

By:	/s/ William E. Horne
Name:	William E. Horne
Title:	Chief Executive Officer

Address:

201 E. Kennedy Blvd, Suite 700
Tampa, FL 33602

H-CYTE, INC.

SECURED CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT

LEAD PURCHASER SIGNATURE PAGE

The undersigned has executed this Secured Convertible Note and Warrant Purchase Agreement as of the date first written above.

LEAD purchaser:

FWHC BRIDGE, LLC

By:	/s/ Todd Wagner
Name:	Todd R. Wagner
Title:	Manager

H-CYTE, INC.

SECURED CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT

PURCHASER SIGNATURE PAGE

The undersigned has executed this Secured Convertible Note and Warrant Purchase Agreement as of the date first written above.

purchaser:

FWHC BRIDGE FRIENDS, LLC

By:	HOA Capital LLC, its manager

By:	/s/ J. Rex Farrior
Name:	J. Rex Farrior, III
Title:	Manager

H-CYTE, INC.

SECURED CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT

ADDITIONAL PURCHASER SIGNATURE PAGE

The undersigned has executed this Secured Convertible Note and Warrant Purchase Agreement as of __________________________.

PURCHASER:

(Entity name, if applicable)

(Print name)

(Signature)

(Print name of signatory, if signing for an entity)

(Print title of signatory, if signing for an entity)

EXHIBIT A

FORM OF NOTE

(Attached)

EXHIBIT B

FORM OF WARRANT

(Attached)

EXHIBIT C

FORM OF SECURITY AGREEMENT

(Attached)

EXHIBIT D

FORM OF SUBSIDIARY GUARANTY

(Attached)

EXHIBIT E

FORM OF IP SECURITY AGREEMENT

(Attached)

EXHIBIT F

FORM OF SUBORDINATION AGREEMENT

(Attached)